Exhibit 32        CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         AND CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Neptune Industries, Inc. (the "Company") on Form 10-Q for the year ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Ernest D. Papadoyianis, Chief Executive Officer and Robert Hipple, principal financial officer, certify pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all Material respects, the financial condition and result of operations of the Company.

November 19, 2008

/s/ Ernest D. Papadoyianis
--------------------------------------
Ernest D. Papadoyianis
Chief Executive Officer

/s/ Robert Hipple
--------------------------------------
Robert Hipple
Principal Financial Officer